NUMBER

25201

FIRST NATIONAL COMMUNITY BANCORP, INC.

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

SHARES

AUTHORIZED: 50,000,000 COMMON SHARES,
$1.25 PAR VALUE PER SHARE

CUSIP 32110M 10 1

SEE REVERSE FOR
CERTAIN DEFINITIONS

SPECIMEN

This Certifies That

is the owner of

Fully Paid and Non-Assessable Shares of Common Capital Stock, $1.25 Par Value of

FIRST NATIONAL COMMUNITY BANCORP, INC.

hereinafter called the "Corporation", transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

The amount of Common Capital Stock is set forth on the books of the Corporation. The par value of the shares of said stock is set forth in the Articles of Association of the Corporation and the amendments thereto which are hereby expressly incorporated herein by reference.

This certificate is not valid unless countersigned and registered by the Transfer Agent.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers, and its seal to be hereunto affixed.

Countersigned
AMERICAN STOCK TRANSFER & TRUST CO.
6201 15th Avenue, 2nd Floor
Brooklyn, NY 11219
By ______________________
Transfer Agent and Registrar Authorized Officer

Dated:

PRESIDENT / CHIEF EXECUTIVE OFFICER


FIRST NATIONAL COMMUNITY BANCORP INC.
CORPORATE
SEAL
PENNSYLVANIA

EXECUTIVE VICE PRESIDENT / CHIEF FINANCIAL OFFICER

FIRST NATIONAL COMMUNITY BANCORP INC.

AMERICAN STOCK TRANSFER & TRUST CO.

TRANSFER FEE: AS REQUIRED

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ____________ Custodian ____________
(Cust) (Minor)
under Uniform Gifts to Minors

Act ______________________________
(State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[ ]

FOR VALUE RECEIVED, ____ hereby sell, assign and transfer unto

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____

____

____

____ Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

____ Attorney to transfer
the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: ____________________ 20________,

Signature: X____

Signature(s) Guaranteed:

Signature: X____

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.